PREMIER ASSET BUILDER VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated March 30, 2015

to the

Prospectus dated May 1, 2003

At the close of business March 27, 2015 (“merger date”), the following subaccount merger occurred:

Existing Subaccount	Acquiring Subaccount
MFS® Investors Growth Stock Series	MFS® Massachusetts Investors Growth Stock Portfolio

If you do not wish to remain allocated to the Acquiring Subaccount, please note that you may transfer your policy value allocated in the Acquiring Subaccount to any of the subaccounts investing in the funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we made to the Acquiring Subaccount. In addition, if you reallocate your policy value to another subaccount from the Acquiring Subaccount, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.